UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2231 Rutherford Rd, Suite 200, Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 438-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2017, we filed with the Secretary of State of the State of Delaware a certificate of amendment to our restated certificate of incorporation to reduce the number of our authorized shares from 178,000,000, consisting of 168,000,000 shares of common stock and 10,000,000 shares of preferred stock, to 16,000,000, consisting of 15,000,000 shares of common stock and 1,000,000 shares of preferred stock. The effective date of the filing was June 8, 2017. The foregoing description of the certificate of amendment is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is attached as an exhibit to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our 2017 annual meeting of stockholders held on June 8, 2017, our stockholders considered and voted upon the following proposals:

1.	To elect six (6) directors to hold office until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve an amendment to our restated certificate of incorporation to decrease the number of authorized shares of common stock from 168,000,000 to 15,000,000; and

4.	To approve an amendment to our restated certificate of incorporation to decrease the number of authorized shares of preferred stock from 10,000,000 to 1,000,000.

As of April 11, 2017, the record date for the 2017 annual meeting of stockholders, there were 2,483,892 shares of common stock and 156,112 shares of Series A preferred stock issued, outstanding and eligible to vote at the 2017 annual meeting. The holders of our Series A preferred stock were entitled to vote only on proposal 4. The final voting results on each of the matters presented to the stockholders are as follows:

1.	Election of Directors: The six (6) individuals below were elected as directors until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Jeff Berg	1,013,109	237,084	703,777
Ram Krishnan	1,033,578	216,615	703,777
Mary Beth Lewis	931,337	318,856	703,777
Steve Mitgang	982,917	267,276	703,777
Tony Uphoff	961,580	288,613	703,777
Paul Yanover	1,035,478	214,715	703,777

2.	Ratification of Squar Milner, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017: The appointment of Squar Milner, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

For	Against	Abstain	Broker Non-Votes
1,952,459	486	1,025	0

3.	Amendment to our restated certificate of incorporation: The amendment to our restated certificate of incorporation to decrease the number of authorized shares of common stock from 168,000,000 to 15,000,000 was approved.

For	Against	Abstain	Broker Non-Votes
1,950,001	3,218	751	0

4.	Amendment to our restated certificate of incorporation: The amendment to our restated certificate of incorporation to decrease the number of authorized shares of preferred stock from 10,000,000 to 1,000,000 was approved.

Class	For	Against	Abstain	Broker Non-Votes
Common stock	1,951,332	1,945	693	0
Preferred stock	107,612	10,000	0	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index following the signature page of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017	NTN BUZZTIME, INC.

	By:	/s/ Allen Wolff
Allen Wolff
Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation (reduction of authorized shares)